2016/2017
AXA Group
Organization Charts

Date of publication: June 22, 2017

AXA Group Simplified Organization charts

Please find hereafter the 2016/2017 AXA Group simplified organization charts of the main companies in the Group (non exhaustive list).

For the purpose of clarity, the shareholding structure of certain companies may have been simplified.

Please note that **the underlined entities are regulated entities**.

Contents

Transversal entities

AXA Partners Holding SA: France – Belgium - Morrocco

On February 2017


AXA
100%
AXA Partners Holding SA (a)
100%
75%
61%
100%
100%
100%
AXA Assistance France SA
AXA Assistance Maroc (Morocco)
AXA Assistance France Assurances SA
39%
Inter Partner Assistance SA (b) (Belgium)
AXA Partners SAS
AXA Customer Services Distribution SAS
60%
11%
100%
Pluridis SA (France)
JAIC Ltd (Japan)
Financial Insurance Group Services Limited (UK)
AXA Assistance Services Europe Ltd (c)
100%
100%
100%
AXA Partners CLP Operaciones S. De R.L. de C.V. (Mexico)
AXA Partners CLP Operaciones Colombia
AXA Legal Protection SAS
50%
AXA Assistance France SA branches:
- Munich (Germany)
- Mauritius
Inter Partner Assistance SA branches:
- Athens (Greece)
- Lisbon (Portugal)
- London (UK)
- Cologne (Germany)
- Chatillon (France)
- Roma (Italy)
- Pragues (Czech Republic)
- Dublin (Ireland)
- Warshaw (Poland)
- Barcelona (Spain)
- Geneva (Switzerland)
Financial Insurance Group Services Limited branches:
- Belgium
- Czech Republic
- Germany
- Hungary
- Ireland
- Netherlands
- Norway
- Poland
- Spain
- Sweden
AXA Customer Services Distribution SAS branch:
- Mauritius

(a) New corporate name as of February 14, 2017 (formerly AXA Assistance SA).
(b) See also charts pages 7 and 8.
(c) Winding up in progress.

AXA Partners Holding SA: UK - Asia

On February 2017


AXA
100%
AXA Partners Holding SA (a)
100%
WhiteConcierge Ltd (UK)
100%
Global Insurance Management Group Plc (UK)
100%
AXA Travel Insurance Ltd (UK)
100%
AXA Travel Insurance Ltd (UK)
100%
AXA Travel Insurance Ltd (Ireland)
100%
AXA Assistance Travel Ltd (Ireland)
100%
Asia Assistance Network (M) Sdn Bhd (Malaysia)
100%
Smart Target (Hong Kong) Ltd (Hong Kong)
100%
Global Insurance Management Ltd (UK)
100%
Global Insurance Management Solutions (UK)
100%
A1 Warranty Services Ltd (UK)
100%
A1 Guarantee Ltd (UK)
Advance Analytics Sdn Bhd (Malaysia)
100%
AA International Sdn Bhd (Malaysia)
100%
Assistance Alliance International (S) Pte Ltd Singapore (Singapore)
100%
Assistance Alliance International (S) Pte Ltd branch:
- Myanmar
Assist & Assistance Concept Inc (Philippines)
100%
AA International Services Pte Ltd (Malaysia)
100%
AA International Inc (Malaysia)
100%
Assistance Alliance International (HK) Limited (Hong Kong)
100%
Assistance Alliance (International) Co. Ltd (Thailand)
49%

(a) New corporate name as of February 14, 2017 (formerly AXA Assistance SA)

AXA Partners Holding SA (IPA): Europe - Middle East - Africa

On February 2017


AXA
Inter Partner Assistance
(Belgium)
Inter Partner Assistance Algérie Spa (Algeria)
50%
Call Us Assistance International Gmbh (Austria)
39%
Inter Partner Assistance Services SA (Belgium)
100%
AXA Assistance Ceska Republika s.r.o. (Czech Republic)
100%
AXA Assistance Deutschland Gmbh (Germany)
100%
Inter Partner Assistance Services Gmbh (Germany)
100%
AXA Assistance Greece S.A. (Greece)
100%
AXA Assistance Ocean Indien Ltd (Mauritius)
100%
AXA Customer Services Ltd (Mauritius)
50%
AXA Assistance Maroc Services SA (Morocco)
100%
nstitut de Formation et le Développement Professionnel AXA
100%
100%
Inter Partner Assistance Polska SA (Poland)
100%
AXA Assistance Serviços SA (Portugal)
100%
AXA Assistance Saude Portugal SA
100%
Inter Partner Asistencia Servicios España SA (Spain)
100%
Auto Soluciones de Red SL
80%
Hogar Soluciones 2012 SA (Spain)
100%
IPA Y Ardim Ve Destek Hilmztleri Ticaret Ltd (Turkey)
100%
Inter Partner Assistance Global Services Ltd (Ireland)
51%
AXA Assistance Ireland Ltd (Ireland)
100%
AXA Assistance UK Ltd (UK)
AXA Assistance UK Ltd branch:
- Athlone/Dublin (Ireland)
100%
Inter Partner Assistance RUS LLC (Russia)
100%
AXA Assistance Ukraine LLC (Ukraine)

AXA Partners Holding SA (IPA): America - Asia
On February 2017



AXA
Inter Partner Assistance
(Belgium)
AXA Assistance Argentine SA (Argentina)
26.82%
73.18%
Inter Partner Assistance Prestadora de Serviços de Assistência 24 horas Ltda. (Brazil)
100%
AXA Assistance Canada Inc (Canada)
100%
AXA Asistencia Chile SA (Chile)
100%
AXA Asistencia Colombia SA (Colombia)
66.30%
XA Asistencia Colombia branches:
Ecuador
Venezuela (a)
XA Asistencia IPA SAS
Colombia)
100%
AXA Assistance Mexico SA de CV (Mexico)
100%
XA Assistance Mexico succursal
Panama SA
100%
XA Assistance Panama SA
Panama)
100%
100%
XA Assistance Peru SAC
Peru)
XA Assistance Peru SAC branch:
Ecuador
AXA Assistance USA Inc (USA)
100%
100%
AXA Assistance Florida Inc (USA)
100%
AXA Assistance USA Holding Inc (USA)
100%
HAA Preferred Partners
100%
AXA Assistance Australia Pty Ltd (a) (Australia)
90%
AXA Assistance Japan Ltd (Japan)
100%
Inter Partner Assistance Hong-Kong Ltd (Hong Kong)
100%
AXA Assistance Beijing Ltd (China)
AXA Assistance Beijing Ltd banch:
- Shanghai
- Suzhou
98.33%
Inter Partner Assistance Taiwan Ltd (Hong Kong)
Inter Partner Assistance Taiwan Ltd branch:
- Taiwan
100%
Inter Partner Assistance Singapore Pte Ltd (Singapore)
Inter Partner Assistance Singapore branch:
- Malaysia
49%
AXA Assistance Company Ltd (Thailand) (b)
100%
Inter Partner Assistance Company Ltd (Thailand)
100%
AXA Assistance India Pte Ltd (India)

(a) Winding-up in progress.
(b) 51% less one share are owned by ASM Holdings Limited (Thailand).

AXA Partners

On July 2017



AXA
100%
CFI Administrators Limited (b)
(Ireland)
AXA Partners CLP General Services Asia Limited
(Hong Kong)
AXA Partners Holdings Limited
(UK)
AXA Partners Holding SA (a)
(France)
AXA Partners CLP UK Holdings Limited
(UK)
AXA Partners Services Limited
(UK)
AXA Partners SAS
(France)
FIG Ireland Limited
(Ireland)
Financial Assurance Company Limited
(UK)
Financial Insurance Guernsey PCC Limited
(Guernsey)
AXA Partners CLP – Serviços de Apoio à Atividade Seguradora e Resseguradora Ltda.
(Brazil)
AXA Partners CLP Operaciones S. De R.L. de C.V.
(Mexico)
AXA Partners CLP Operaciones Colombia SA
(Colombia)
Consolidated Insurance Group Limited
(UK)
Financial Assurance Company Limited – Escritorio De Representaçao No Brasil Ltda
(Brazil)
AXA Partners CLP - Consulting Services (Beijing) Limited
(China)
Financial Insurance Company Limited
(UK)
99.9%
Financial Insurance Company Limited – Escritorio De Representaçao No Brasil Ltda (c)
(Brazil)
AXA Partners CLP – Finansal Hizmetler Anoim Sirketi
(Turkey)

(a) New corporate name as of February 14, 2017 (formerly AXA Assistance SA).
(b) Into liquidation.
(c) 0.1% held by AXA Partners CLP UK Holdings Limited.

AXA Corporate Solutions Assurance

On January 2017


AXA
100%
AXA France Assurance
98.75%
AXA Corporate Solutions Assurance
(France)
AXA Corporate Solutions Assurance branches:
- Austria
- Australia
- Germany
- Hong Kong
- Italy
- Singapore
- Spain
- Switzerland
- UK
100%
AXA Matrix Risk Consultants S.A. (France)
100%
AXA Corporate Solutions Services UK Ltd (UK)
100%
AXA ART Asia Ltd (Hong Kong)
100%
AXA Corporate Solutions Brazil e America Latina Resseguros SA (Brazil)
100%
AXA Matrix Risk Consultants US Inc. (USA)
100%
AXA Matrix Risk Consultants Brazil Ltda (Brazil)
100%
AXA Matrix Risk Consultants India Pvt Ltd (India)
100%
AXA Matrix Risk Consultants (Shanghai) Co. Ltd (China)
100%
AXA Corporate Solutions Seguros (Brazil)
100%
AXA Chile SpA (Chile)
AXA Matrix Risk Consultants S.A. branches:
- Dubai
- Germany
- Italy
- Singapore
- Spain
- UK

AXA Group Solutions
On December 2016


AXA
100%
AXA Group Solutions
(France)
GIE AXA
Group Solutions
(France)
100%
50%
AXA Group Solutions Asia Limited
(Hong Kong)
AXA Group Solutions Spain, S.L. (a)
(Spain)

AXA Group Solutions branches:
- Germany
- Portugal
- Switzerland
- UK

(a) 50% are held by AXA MedLa IT & Local Support Services S.A.U.

AXA Investment Managers: Europe – Qatar

On April 2017



AXA
Mutuelles AXA and others
AXA France IARD insurance and reinsurance companies
78.96%
AXA Mediterranean Holding SA (Spain)
4.88%
13.85%
2.31%
AXA Investment Managers
100%
100%
100%
100%
100%
100%
99.9%
92.5%
99.9%
98.9%
100%
100%
AXA Framlington Group Ltd (UK)
AXA Investment Managers Limited (UK)
AXA Investment Managers GS Ltd (UK)
AXA Investment Managers Ireland Ltd (Ireland)
AXA Investment Managers Paris (France)
AXA Investment Managers IF (France)
AXA IM Benelux (Belgium)
AXA Investment Managers Deutschland GmbH (a) (Germany)
AXA Investment Managers Italia SIM S.p.A. (Italy)
AXA Funds Management S.A. (Luxembourg)
AXA Investment Managers Schweiz AG (Switzerland)
AXA Investment Managers LLC (Qatar)
100%
AXA Investment Managers UK Limited (UK)
100%
AXA Framlington Investment Management Ltd (UK)
AXA Investment Managers GS Madrid (Spain)
AXA IM Benelux branch:
- The Netherlands
AXA Investment Managers Deutschland GmbH branches:
- France
- Italy

(a) 7.5% of the company are held by AXA Assurances IARD Mutuelle.

AXA Investment Managers: America - Latin America - Asia

On April 2017


AXA
AXA Investment Managers
(France)
39%
100%
100%
100%
75%
100%
100%
99.9%
AXA SPDB Investments Managers Company Ltd (a)
(China)
AXA Investment Managers Japan Ltd
(Japan)
AXA Investment Managers Holding US Inc
(USA)
AXA Investment Managers Asia Limited
(Hong-Kong)
AXA Investment Managers Chorus Ltd. (d)
(Hong Kong)
AXA Investment Managers Asia (Singapore) Ltd
(Singapore)
AXA Investment Managers Asia Holdings Private Limited
(Singapore)
AXA IM Mexico
(Mexico)
100%
100%
100%
100%
100%
49%
Shanghai AXA SPDB Asset Management Co. Ltd
(China)
AXA Rosenberg Group LLC
(USA)
AXA IM Inc
(USA)
AXA Rosenberg Investment Management Asia Pacific Ltd
(Hong-Kong)
AXA IM Shanghai Limited
(China)
AXA IM Asia Pacific
(Australia-Sydney)
BOI AXA Investment Managers Private Limited (b)
(India)
50%
100%
100%
49%
KYOBO AXA Investment Managers Co. Ltd. (c)
(Korea)
AXA Rosenberg Management Ireland Ltd
(Ireland)
AXA Rosenberg Investment Management LLC
(USA)
BOI AXA Trustee Services Private Limited (b)
(India)

(a) 61% of the company are held by SPDB & Co.
(b) 51% of the company are held by BOI (Bank of India).
(c) 50% of the company are held by Kyobo Life.
(d) New corporate name (formerly AXA IM Hong Kong Ltd)

AXA Real Estate Investment Managers

On April 2017


AXA
AXA Investment Managers (France)
100%
AXA Real Estate Investment Managers (France)
99.9%
AXA Real Estate Investment Managers SGP (France)
100%
AXA Real Estate Investment Managers Singapore Private Ltd (Singapore)
100%
AXA Real Estate Investement Managers Scandinavia AB (Sweden)
99.9%
AXA Real Estate Investment Managers France (France)
100%
AXA Immobilien GmbH (Germany)
100%
AXA Real Estate Investment Managers Central Europe LLC (Hungary)
100%
AXA Real Estate Investment Managers Italia (Italy)
100%
AXA Real Estate Investment Managers Nederland BV (Netherlands)
100%
AXA Real Estate Investment Managers Iberica SA (Spain)
100%
AXA Real Estate Investment Managers Japan KK (Japan)
100%
AXA Real Estate Investment Managers Australia (Australia)
100%
AXA Real Estate Investment Managers Ltd (UK)
99.9%
AXA Real Estate Investment Managers Belgium (Belgium)
100%
AXA Real Estate Investment Managers US LLC (USA)
100%
AXA Real Estate Investment Managers Korea Co. Ltd (Korea)
100%
Colisée Sécurité (France)
100%
AXA REIM SGR S.p.A. (Italy)
Eureka Funds Management Ltd Australia)
100%
Eureka Funds Management Holdings Pty Ltd Australia)
100%
100%
AXA Real Estate Investment Managers Australia Holding Pty Ltd (Australia)
100%
AXA Real Estate Investment Managers UK Ltd (UK)
75%
Baytree France (France)
100%
Baytree Logistics Properties LLP (b) (UK)
83.2%
Baytree Logistics Holding LLP (a) (UK)
AXA Real Estate Investment Managers SGP branch:
- UK

(a) 25% of the company are held by Baytree Logistics Holding Ltd.
(b) 16.8% of the company are held by Baytree Logistics Holding Ltd.

AXA Technology Services

On December 2016



GIE AXA Technology Services France (France)
GIE AXA Technology Services Belgium (Belgium)
EEIG AXA Technology Services Med Region (Spain)
AXA
100% (a)
AXA Technology Services SAS (France)
Oudinot Participations (France)
AXA America Holdings, Inc. (USA)
100%
AXA Technology Services America Inc. (USA)
20%
AXA Technology Services Germany GmbH (Germany)
100%
AXA Technology Services Asia-Hong Kong (Hong Kong)
100%
AXA Technology Services Switzerland (Switzerland)
100%
AXA Technology Services UK Limited (UK)
25%
AXA Technology Services MedLA SA (b) (Spain)
100%
AXA Technology Services Singapore PTE Ltd (Singapore)
100%
AXA Technology Services Asia (Singapore)
100% (a)
AXA Technology Services Mexico SA de CV (Mexico)
100% (a)
AXA Technology Services Indonesia (Indonesia)
100%
AXA Technology Services Lausanne SA (Switzerland)
AXA Technology Services SAS branch:
- Morocco
AXA Technology Services America Inc. branch:
- Colombia

(a) Directly and indirectly.
(b) 75% are held by AXA Mediterranean Holding, S.A.U. (Spain).

Direct companies

On June 2017


AXA
100%
77.92%
99.65%
99.99%
AXA France Assurance
(France)
AXA Holdings Belgium
(Belgium)
AXA Mediterranean Holding, S.A.U.
(Spain)
AXA Life Insurance Co., Ltd
(Japan)
AXA General Insurance
(South Korea)
AXA Versicherunger AG
(Switzerland)
99.9%
96.93%
50%
AXA Global Direct (a)
(France)
AVANSSUR
AXA Belgium
(Belgium)
AXA Global Direct, Seguros y Reaseguros S.A.U.
(Spain)
AXA Direct Life Insurance Co., Ltd
(Japan)
AXA General Insurance Co., Ltd
(Japan)
AXA Tian Ping Proper & Casualty Insurance Company Ltd
(China)
100%*
AXA Group Regional Business Management (Shanghai) Co., Ltd
(China)
Touring Assurances
(Belgium)
Asesores Hilo Direct Agencia de Seguros S.A.U.
(Spain)
AVANSSUR branches:
- Morocco
- Poland
AXA Global Direct, Seguros y Reaseguros S.A.U. branch:
- Italy

* Directly and indirectly.

(a) *Shareholders:* AXA (main shareholder) – AVANSSUR - AXA Direct Solutions - AXA General Insurance Co., Ltd (South Korea) - AXA Global Direct, Seguros y Reaseguros, S.A.U. (Spain) – Holmupar - Vamopar

Global Business Lines

On February 2017


AXA
100% (a)
95.04% (a)
100%
AXA Global Life
(France)
4.96%
AXA Global P&C
(France)
AXA Global Protect Limited
(UK)
100%
100%
100%
AXA Global Life branch:
- UK
AXA Global Broker (b)
AXA Global Protect (Hong Kong) Limited
(Hong Kong)
AXA Healthcare Management (Asia Regional Centre) Pte. Limited
(Singapore)

(a) The 4.96% are held by AXA Group entities.
(b) New corporate name as of February 2017 (formerly AXA Cessions Broker).

Reinsurance companies (run off/services companies)

On December 2016



AXA
99.9%
0.10%
Oudinot Participations
(France)
AXA America Holdings, Inc.
(USA)
78.99%
AXA America Corporate Solutions, Inc. (b)
(USA)
100%
Coliseum Reinsurance Co. (a)
(USA)
100%
AXA Delaware LLC.
(USA)
100%
AXA Insurance Co.
(USA)
99.9%
AXA Liabilities Managers
(France)
100%
AXA LM FM SAS
AXA Liabilities Managers Inc.
(USA)
AXA LM Switzerland AG
(Switzerland)
AXA DBIO GP S.à.r.l.
(Luxembourg)
AXA DBIO II GP S.à.r.l.
(Luxembourg)
Helix UK Ltd
(UK)
99.9%
Colisée Re (a)
(France)
100%
Portman Insurance Plc (a)
(UK)
AXA Liabilities Managers branch:
- UK

) In run off.
) 21.01% are held by Coliée Re.

France

AXA Millésimes

On February 2017



AXA
Mutuelles AXA
57.66% (b)
42.34% (a)
AXA Millésimes
99.09%
99.81%
100%
99.97%
100%
100%
100%
49%
AXA Millésimes Finances (SNC) (c)
Domaine de l'Arlot S.C.I.
C.M.G.C. S.A.S.
Quinta do Noval SA (Portugal)
Quintoval SA (Portugal)
Disznoko Tokaï ZRT (Hungary)
SAS AXA Millésimes Gestion (d)
Domaine de l'Arlot SCE
99%
Petit Village S.N.C.E.
1%
Petit Village SCEA
99.99%
99%
Suduiraut S.N.C.E.
1%
Suduiraut S.A.S.
100%
99%
Pichon Longueville S.N.C.E.
1%
Pichon Longueville S.N.C.
100%
Tour Pibran S.C.I.
99.99%
99%
Belles Eaux S.N.C.E.
1%
Belle Hélène S.N.C.
99.99%
51%
Domaine de l'Arlot S.C.E.
99%
Entrepôts du Médoc S.N.C.
100%
SAS Vins Guy Jeunemaître

(a) Directly and indirectly.
(b) Directly.
(c) New corporate name (formerly AXA Millésimes Gestion).
(d) New corporate name (formerly SARL Tour Pibran).

AXA's Holding companies (France)

On January 2017


Mutuelles AXA
GIE AXA
GIE AXA Trésorerie Europe
GIE AXA Université
AXA
100%
AXA ASIA
51% (a)
AXA China (a)
100% (*)
AXA Global Direct
100% (b)
Alpha Scale
100%
Alpha Scale France
100%
AXA Africa Holding
100%
AXA Strategic Ventures Holding
100%
AXA Strategic Ventures
100%
AXA Suduiraut
100%
Kamet
100% (*)
CFP Management
100% (*)
Globex International
100% (*)
Holding Vendôme 3
100% (*)
Lor Patrimoine
100%
Oudinot Participations
99.92%
AXA America Holdings Inc. (USA)
99.99%
Société Beaujon
99.99%
Vamopar
99.9%
AXA Œuvres d'Art
99.9%
Holmupar
AXA Strategic Ventures branch:
- UK
Kamet branches:
- UK
- Israel

(*) Directly and indirectly.
(a) 49% held by AXA China Region Limited, registered in Hong Kong.
(b) Indirectly.

France - Insurance, Bank and Financial companies
January 2017



AXA Assurances IARD Mutuelle
99.99%
MGARD
AXA Assurances Vie Mutuelle
100%
Uni Santé Prévoyance
78%
Itelis
AXA
100%
AXA France Assurance
100%
AXA EB Partner
99.99%
FamilyProtect (c)
GIE AXA France
GIE Direct Assurance
99.92%
AXA France IARD
1.42%
98.34%
AXA France Vie
90%
AXA Wealth Europe (b) (Luxembourg)
98.75%
AXA Corporate Solutions Assurance
98.51%
Juridica
100%
Vendôme Participations 3
99.99%
Avanssur
51%
AXA Banque (a)
39%
Neuflize Vie
60%
Banque Neuflize OBC
50%
Natio Assurance
50%
NP-Paribas Cardif
49.99%
10%
AXA Assurcrédit
40%
Coface
99.99%
Argovie
99.99%
AXA Epargne Entreprise (a)
99.99%
Architas France (a)
50%
R2E-Retraite Epargne Expertise (a)
50%
Humanis Prévoyance
28%
UNOFI
48.99%
65%
AXA Banque Financement (a)
35%
BNP Paribas Personal Finance
Unofi Crédit (a)
99.99%
Unofi Assurances
99.99%
AXA France IARD branches:
- Morocco
- Taiwan
AXA France Vie branches:
- Morocco
- Italy
Avanssur branches:
- Morocco
- Poland

) Bank and financial services companies.
) 10% held by AXA Assurances Vie Luxembourg SA (Luxembourg).
) Into liquidation.

Belgium
On December 2016


AXA
100%
AXA Holdings Belgium
3.07%
96.93%
100%
100%
AXA Belgium
Architas (a)
AXA Bank Belgium (b)
100%
100%*
100%*
AXA Bank Europe SCF
(France)
Touring Assurances
L'Ardenne Prévoyante
AXA Bank Europe SA Magyarországi Fióktelepe (c)

* Directly and indirectly.
(a) New corporate name (formerly AXA Private Management).
(b) New corporate name as of May 15, 2017 (formerly AXA Bank Europe).
(c) The process for the deleting of the branch is on-going.

Germany

Germany: AXA Konzern AG

On December 2016


AXA
10%
100%
Kölnische Verwaltungs AG für Versicherungswerte
66.98%
Vinci BV
34.64%
25.63%
39.73%
23.02%
AXA Konzern AG
100%
100%
100%
75%
100%
100%
100%
100%
AXA ART Versicherung AG
AXA Versicherung AG
AXA Lebensversicherung AG
Deutsche Ärzte Finanz Beratungs und Vermittlungs AG
Deutsche Ärzteversicherung AG
AXA Krankenversicherung AG (a)
AXA Bank AG
AXA easy Versicherung AG
100%
Pro bAV Pensionskasse AG
41.1%
Roland Rechtsschutz-Versicherungs-AG (b) (c)

(a) Health insurance.
(b) Assistance and legal expenses insurance.
(c) Associated company.

Germany: ART insurance companies
On December 2016


AXA
AXA Konzern AG
(Germany)
100%
AXA ART Versicherung AG
(Cologne)
AXA ART Versicherung AG branches:
- Breda
- Brussels
- Madrid
- Milan
- Paris
100%
AXA ART Europe Ltd
(London)
100%
AXA ART Insurance SE (a)
(London)
100%
AXA ART Versicherung AG
(Zürich)
100%
AXA ART Holdings Inc.
(New York)
100%
AXA ART Americas Corporation
(New York)
100%
Fine Art Services International Inc.
(New York)
100%
AXA ART Insurance Corporation
(New York)

(a) New corporate name (formerly AXA Art Insurance Ltd).

Italy
On April 2017


AXA
AXA Mediterranean Holding S.A.U. branch:
- Italy
AXA Mediterranean Holding S.A.U.
(Spain)
Banca Monte dei Paschi di Siena S.p.A.
(Italy)
99.99%
AXA Assicurazioni S.p.A.
50%
50%
AXA MPS Assicurazioni Danni S.p.A.
50%
50%
AXA MPS Assicurazioni Vita S.p.A.
1.88%
4.56%
98.12%
100%
100%
100%
84.20%
10.49%
100%
Centurion Immobiliare S.p.A.
Distribuzione Previdenza S.r.l.
Quadra Assicurazioni Vita S.p.A. (a)
Quadra Assicurazioni S.p.A.
AXA Italia Servizi ScpA
AXA MPS Financial DAC
(Ireland)
0.31%
0.44%

(a) New corporate name since April 2017 (formerly AXA Interlife S.p.A.).

Japan
On January 2017


AXA
77.92%
AXA Versicherungen AG
(Switzerland)
AXA Life Insurance
Co., Ltd (a)
20.01%
100%
100%
100%
100%
100%
AXA General Insurance
Co., Ltd
AXA Collection Services
Co. Ltd.
AXA Direct Life Insurance
Co., Ltd
AXA Corporate Services
Co., Ltd (b)
AXA Concierge Co., Ltd (b)

(a) 0.09% are held by Société Beaujon, 1% are held by Nippon Life Insurance Company and and 0.98% are held by other shareholders (including 0.68% of treasury stock).
(b) the purpose of the company is to maintain old domain names (sbi-axa.co.jp and nextialife.co.jp) for AXA Direct Life.

Spain
On May 2017


AXA
100%
AXA Mediterranean Holding, S.A.U.
100%
AXA People Protector Services, S.A.U.
100%
AXA Global Direct Seguros y Reaseguros S.A.U.
100%
AXA Media IT & Local Support Services, S.A.U. (a)
100%
AXA Regional Services, S.A.U.
99.90%
AXA Seguros Generales, S.A. de Seguros y Reaseguros
100%
AXA Pensiones, S.A. Entidad Gestora de Fondos de Pensiones Unipersonal
75%
AXA Technology Regional Services Mediterranean & Latin America S.A (b)
99.85%
AXA Vida, S.A. de Seguros y Reaseguros, S.A.
100%
Asesores Hilo Direct Agencia de Seguros S.A.U.
50%
AXA Group Solutions Spain, S.L.
100%
AXA Exclusiv, Seguros e Inversiones, Agencia de Seguros S.A.
100%
Auxiliar de Seguros, Sociedad Agencia de Seguros, S.L.U.
100%
AXA Auxiliar de Servicios, S.A. Unipersonal
100%
AXA MBASK (Azerbaijan)
66.66%
33.33%
Fundación AXA
98.76%
AXA Aurora Vida, S.A. de Seguros y Reaseguros, S.A.
99.97%
0.03%
Gestión Iberoamericana de Servicios, S.A. de C.V. (Mexico)
AXA Global Direct de Seguros y Reaseguros S.A.U. branch:
- Italy
AXA Mediterranean Holding, S.A.U. branch:
- Italy

(a) AXA Group Solutions (France) holds 50% of the paid-up capital.
(b) 25% are held by AXA Technology Services (France).

Switzerland

On April 2017


AXA
100%
AXA Versicherungen AG
100%
66.66%
100%
100%
41.56%
AXA Leben AG
AXA-ARAG Rechtsschutz AG (a)
AXA Auto Competence Center AG
AXA Pension Solutions AG
Interterra Parking SA
100%
20%
Zürcher Freilager AG
In Planung ANB Immo AG (Houzy)

(a) 29.17% are held by ARAG Société Européenne (Düsseldorf) and 4.17% by other shareholders.

UK & Ireland

UK (1/3)
On January 2017



AXA
99.9% (a)
AXA Equity & Law Plc
53.1%
46.9%
AXA UK PLC
100%
Thinc UK Group Limited
Architas Advisory Services Limited
Architas Multi-Manager Limited
Architas Limited (b)
SBJ Group Limited
Oldco (No. 1) Limited
SBJ Group Pension Scheme Trustees Limited
Thinc Holdings Limited
Thinc Group Limited
Thinc Group Holdings Limited
Thinc Management Services Limited
Thinc Personal Consulting Limited
Winterthur Financial Services UK Limited
Winterthur 1 Limited
AXA Scotland Limited
Ignition New Business Solutions Limited
AXA Scotland Limited Partnership (c)

(a) 0.1% of AXA Equity & Law plc is owned by individuals outside the AXA Group.
(b) New corporate name as of March 28, 2017 (formerly Sun Life SMC Limited).
(c) The partners are: AXA UK Pension Trustees, AXA UK plc and AXA Scotland Limited.

UK (2/3)
On January 2017


AXA
99.9% (a)
AXA Equity & Law Plc (d)
53.1%
46.9%
AXA UK PLC
100%
Guardian Royal Exchange PLC (d)
100%
AXA Insurance PLC (d)
100%
AXA PPP Healthcare Group Limited
100%
AXA Services Limited
99%
GRE Nominee Shareholdings Limited (b)
100%
The Royal Exchange Assurance (d)
100%
AXA Insurance UK PLC (d)
99%
AXA UK Pension Trustees Limited (c)
100%
AXA PPP Administration Services Limited
100%
AXA ICAS Occupational Heath Sevices Limited
100%
PPP Taking Care Limited (e)
100%
Health on Line Company UK Limited
100%
AXA PPP Heathcare Administration Services Limited
100%
ICAS International Holdings Limited
100%
Health and Protection Solutions Limit
100%
AXA General Insurance Limited
100%
AXA PPP Healthcare Limited
100%
Knight Law Limited
100%
Swiftcover Insurance Services Limited
80.10%
ICAS Employee and Organisation Enhancement Sevices Southern Africa (Pty) Limited (South Africa)
100%
ICAS Orientacion Independente S.L. (Spain)
100%
AXA ICAS Limited
100%
The Permaner Health Compar Limited

(a) 0.1% of AXA Equity & Law plc is owned by individuals outside the AXA Group.
(b) 1% held by AXA Insurance plc.
(c) 1% held by The Law Debenture Pension Trust Corporation plc.
(d) 1 share held by GRE Nominee Shareholdings Limited.
(e) New corporate name as of April 3, 2017 (formerly AID-CALL Ltd).

UK (3/3)
On January 2017



AXA
AXA Mediterranean Holding S.A.U. (Spain)
100%
AXA Africa Specialty Risks Holding Limited (UK)
100%
AXA Africa Specialty Risks Services Limited (UK)
100%
AXA Africa Specialty Risks Corporate Member Limited (UK)
100%
AXA Africa Specialty Risks (Mauritius)

Ireland
On December 2016



AXA
100%
AXA Life Europe dac
100%
AXA Life Invest Reinsurance Limited
100%
AXA Life Invest Services dac
100%
Architas Multi-Manager Europe Limited
AXA UK PLC
(UK)
Guardian Royal Exchange PLC
(UK)
AXA Insurance PLC
(UK)
100%
AXA Holdings Ireland Limited
100%
AXA Pension Fund Ireland Limited
100%
AXA Ireland Limited
100%
AXA Ireland Pension Trustees Limited
100%
AXA Insurance dac
100%
AXA Group Services Limited
AXA Mediterranean Holding S.A.U
(Spain)
AXA MPS Assicurazioni Vita S.p.A.
(Italy)
100%
AXA MPS Financial DAC
AXA Life Europe dac branches:
- Italy
- Portugal
- Spain
AXA Insurance dac branch:
- Northern Ireland

dac = Designated Activity Company

US

USA - AllianceBernstein

On December 2016


AXA
AXA Financial, Inc.
AXA Equitable Financial Services, LLC
AXA Equitable Life Insurance Company
Public and employees
98.4%
Equitable Holdings LLC
100%
MONY Life Insurance Company of America
AllianceBernstein Holding L.P.
1.5%
ACMC, LLC
1%
100%
0.1%
35.9%
27.7%
AllianceBernstein Corporation
1% general Partnership interest
AllianceBernstein L.P. (a)
16%
0.8%
Public and employees
100%
AllianceBernstein International LLC
100%
AllianceBernstein Corporation of Delaware

(a) 2.99% held by Coliseum Re (USA) and 14.78% by AXA IM Rose (USA).

USA - AXA Financial, Inc.

On December 2016


AXA
100%
0.08%
Oudinot Participations
(France)
99.92%
AXA America Holdings, Inc.
100%
99.49%
AXA Financial, Inc.
AXA Corporate Solutions Life Reinsurance Company
100%
100%
AXA Equitable Financial Services, LLC
CS Life RE Company
100%
100%
100%
100%
100%
6% (a)
AXA Equitable Life Insurance Company
AXA Equitable Life and Annuity Company
AXA Distribution Holding Corporation
AXA RE Arizona Company
MONY Financial Services, Inc.
27.7% (b)
100%
100%
100%
100%
100%
100%
100%
AllianceBernstein L.P.
AXA Distributors LLC
AXA Equitable Funds Management Group, LLC
PlanConnect, LLC
AXA Network, LLC
AXA Advisors, LLC
MONY Life Insurance Company of America
U.S. Financial Life Insurance Company

(a) 1% of which is indirectly held through MONY Life Insurance Company of America.
(b) Indirectly.

EMEALA

AXA Mediterranean Region

On December 2016


AXA
100%
AXA Mediterranean Holding, S.A.U. branch:
- Italy
AXA Mediterranean Holding, S.A.U.
(Spain)
49.98%
XA Assurances
lgérie Dommage
(Algeria)
49.98%
AXA Assurances Algérie Vie
(Algeria)
99.99%
AXA Développement Algérie
(Algeria)
99.98%
AXA Insurance SA
(Greece)
99.99%
AXA Egypt Investment, S.A.E
(Egypt)
50%
AXA MPS Assicurazioni Vita S.p.A.
(Italy)
50%
AXA MPS Assicurazioni Danni S.p.A.
(Italy)
99.97%
AXA Seguros, S.A. d
CV
(Mexico)
20.23%
AXA Green Crescent Insurance Company PJSC
(UAE)
18%
AXA Cooperative Insurance Company
(Saudi Arabia)
99.99%
AXA Seguros S.A.
(Spain)
83.24%
AXA Holding A.S.
(Turkey)
99.99%
AXA Brasil Servicios de Consultoria de Negocios, LTDA
(Brazil)
100%
Voltaire Participações, S.A.
(Brazil)
51%
AXA Colpatria Seguros, S.A.
(Colombia)
51%
AXA Colpatria Seguros de Vida, S.A.
(Colombia)
51%
AXA Colpatria Capitalizadora, S.A.
(Colombia)
51%
AXA Colpatria Medicina Prepagad, S.A.
(Colombia)
100%
AXA Africa Specialty Risks Holding Limited
(UK)

Africa

On April 2017


AXA
AXA France Assurance (France)
AXA Mediterranean Holding, S.A.U. (Spain)
100%
AXA France IARD (France)
AXA France Vie (France)
AVANSSUR (France)
AXA Holding Maroc (Morocco)
AXA Assurances Algérie Dommage (Algeria)
49.98%
100%
AXA Egypt Investment, SAE (Egypt)
AXA France IARD (Morocco)
AXA France Vie (Morocco)
AVANSSUR (Morocco)
100%
AXA Assurances Algérie Vie (Algeria)
49.98%
AXA General Insurance, SAE (Egypt)
AXA Assurance Maroc (Morocco)
AXA Développement Algérie (Algeria)
99.99%
AXA Services Egypt, SAE (Egypt)
AXA Life Insurance Egypt, SAE (Egypt)
100%
100%
100%
62.15%
99.73%
CARRE Assurance Maroc (Insurance agent) (Morocco)
Assia (Morocco)
Sté Gestion et Surveillance "SGS" (Morocco)
AXA Credit (Morocco)
Epargne Croissance (a) (Morocco)
30%
70%
50%
49%
3 A-Phone (a) (shared services) (Morocco)
Force 2 (a) (Morocco)
ONA Courtage (Morocco)

(a) Into liquidation.

Africa (Sub-Saharan)
On December 2016


AXA
68.70%
78.64%
99.93%
86.6%
Société Beaujon
(France)
AXA Africa Holding
(France)
100%
7%
AXA Sénégal
(Senegal)
AXA Côte d'Ivoire
(Ivory Coast)
16.73%
AXA Cameroun
(Cameroon)
5.10%
AXA Gabon
(Gabon)
Assur Africa Holdings
(Mauritius)
African Reinsurance
Corporation
« Africa Re »
(Nigeria)
4.34%
76.48%
AXA Mansard
Insurance plc
(Nigeria)
99.99%
55.70%
99.99%
60%
AXA Mansard
Investment Limited
(Nigeria)
APD Limited
(Nigeria)
AXA Mansard Health
Limited
(Nigeria)
AXA Mansard Pension
Limited
(Nigeria)

Mexico
On December 2016


AXA
AXA Mediterranean Holding, S.A.U. (Spain)
99.97%
AXA Seguros, S.A. de C.V. (« AS ») (a) (Mexico)
99%
Administradora de Recursos Humanos y Corporativos, S.A. de C.V. (« AREHCSA »)
99%
Consultoria y Asesoria en Servicios Corporativos y de Administración, S.A. de C.V. (« CASCA »)
99.99%
AXA Salud, S.A. de C.V.
99%
Proyectos y Servicios De Fuerzas en Ventas, S.A. de C.V. (« PROYECTOS »)
99.99%
Inversiones Corporativas Automotrices, S.A. de C.V. (« ICASA »)
99%
Promotora y Administradora de Fuerza Azul, S.A. de C.V. (« PROFASA »)
50%
Immobiliaria Commercial de Occidente S.A. de C.V. (d)
50%
Reacciona por la Vida A.C. (e)
66.66%
50%
50%
AXA Caja de Empleados, S.C. (c)
8.33%
Universidad AXA, A.C.
50%
Fundación AXA, A.C. (b)

(a) 0.03% held by AXA Seguros Generales, S.A. de Seguros y Reaseguros (Spain).
(b) 50% held by AXA Seguros, S.A. de C.V.
(c) 8.33% held by « CASCA », 8.33% held by AXA Salud, S.A. de C.V., 8.33% held by « AS ».
(d) 50% held by two other individuals.
(e) 50% held by Victimas de la Violencia Vial A.C. (not member of the AXA Group).

Middle East

on December 2016


AXA
Société Beaujon
(France)
AXA Mediterranean Holding, S.A.U.
(Spain)
Groupe SLF
49%
49%
99.98%
95%
5%
AXA Middle East SAL
(Lebanon)
2%
AXA Holding SAL
(Lebanon)
AXA Gulf Holding W.L.L.
(Bahrain)
AXA Seguros Generales, S.A.
(Spain)
100%
50%
50%
18%
Yusuf Bin Ahmed Kanoo Co. Ltd
(Saudi Arabia)
50%
AXA Saudi Arabia Holding W.L.L. (b)
(Bahrain)
AXA Insurance (Gulf) B.S.C.(c)
(Bahrain)
32%
AXA Cooperative Insurance Company (a)
(Saudi Arabia)
AXA Mbask
(Azerbaijan)
50%
Yusuf Bin Ahmed Kanoo WLL
(Bahrain)
99%
20.23%
AXA Green Crescent Insurance Company PJSC (c)
(UAE)
29.77%
Kanoo Group
(UAE)
ASC FZ L.L.C.
(Back-office servicing company)
(UAE)
1%
AXA Insurance (Gulf) B.S.C.(c) branches:
- UAE
- Qatar
- Oman

(a) 50% held by Saudi Arabia Public shareholding (listed).
(b In run off.
(c) 45% held by UAE public shareholding (listed) and 5% by Sh. Sultan bin Hamdan Al Nahyan.

South America
On December 2016


AXA
100%
AXA Mediterranean Holding, S.A.U.
(Spain)
AXA Brasil Servicios de Consultoria de Negocios, LTDA
(Brazil)
99.99%
51%
AXA Colpatria Seguros, S.A.
(Colombia)
0.32%
Sequoia Investment Group (a)
(Panama)
100%
100%
Pocket Bross
(Panama)
Servimed Overseas
(British Virgin Islands)
99.68%
Voltaire Participações, S.A.
(Brazil)
100%
51%
AXA Colpatria Seguros de Vida, S.A.
(Colombia)
100%
AXA Seguros S.A.
(Brazil)
94.8%
100%
Operadora de Clinicas y Hospitales, SA (a)
(Colombia)
Nixus Capital Humano, S.A.S.
(Colombia)
80%
51.45%
Inversiones Sequoia Colombia, S.A.S. (b)
(Colombia)
51%
AXA Colpatria Capitalizadora, S.A.
(Colombia)
5.39%
51%
AXA Colpatria Medicina Prepagada, S.A.
(Colombia)
16.3%
Finanseguro, S.A.
(Colombia)

) 2.52% held by AXA Colpatria Seguros, S.A., 0.85 held by AXA Colpatria Capitalizadora, S.A. and 1.79% by AXA Colpatria Medcina Prepagada, S.A.
) 19% held by AXA Colpatria Seguros, S.A., 0.3% held by AXA Colpatria Seguros de Vida, S.A., 0.10% held by AXA Colpatria Capitalizadora, S.A. and 0.70% by AXA Colpatria Medicina Prepagada, S.A.

Turkey
On December 2016



AXA
AXA Mediterranean Holding, S.A.U.
(Spain)
16.75%
AXA Holding, A.S.
83.24%
T.C. Ziraat
Bankasi
7.31%
100%
92.61%
AXA HAYAT ve Emeklilik A.S.
(L&S / PPP)
AXA Sigorta A.S.
(P&C)
0.08%
Others

Czech Republic
On January 2017



AXA
Société Beaujon
(France)
100%
100%
99.98%
AXA pojišťovna a.s.
AXA životní pojišťovna a.s.
AXA penzijní společnost a.s.
100%
100%
100%
AXA Česká republika s.r.o.
AXA investiční společnost a.s.
2- EF CZ, s.r.o. v likvidaci

Hungary
on January 2017



AXA
AXA Bank Belgium
(Belgium)
AXA Holdings Belgium
(Belgium)
Société Beaujon
(France)
100%
100%
AXA Bank Europe SA
Magyarországi Fióktelepe (a)
AXA Szolgáltató Kft. (b)
AXA Credit Ltd (c)

(a) The process for the deleting of the branch is on-going.
(b) The date of voluntary liquidation is September 1, 2017.
(c) Under voluntary liquidation from May 15, 2017.

Luxembourg
On January 2017



AXA
AXA Holdings Belgium
(Belgium)
99.99%
AXA Luxembourg SA (a)
99.99%
99.99%
99.95%
AXA Assurances Luxembourg
0.01%
AXA Assurances Vie Luxembourg
CONTERE (b)
50%
17%
10%
Immo Foire (c)
AXA Wealth Europe (d)

(a) 0.01% held by AXA Belgium (Belgium).
(b) 0.05% held by AXA Bank Europe (Belgium).
(c) 33% held by AXA Belgium (Belgium).
(d) 90% held by AXA France Assurance (France).

Poland

On April 2017



AXA
Société Beaujon
(France)
6.58%
93.42%
100%
100%
AXA Życie Towarzystwo Ubezpieczeń S.A.
("AXA Życie TU S.A.")
(life)
AXA Powszechne Towarzystwo Emerytalne S.A.
("AXA PTE S.A.")
(Pension Fund)
AXA Ubezpieczenia Towarzystwo Ubezpieczeń i Reasekuracji SA
(AXA Ubezpieczenia TUiR SA"
100%
100%
AXA Towarzystwo Funduszy Inwestycyjnych S.A.
("AXA TFI S.A.")
(Mutual funds)
AXA Polska S.A.
(Service & Distribution)

Slovakia

On January 2017



AXA
Société Beaujon
(France)
AXA pojišťovna a.s.
(Czech Republic)
AXA životní pojišťovna a.s.
(Czech Republic)
AXA Česká republika s.r.o.
(Czech Republic)
AXA investiční společnost a.s.
(Czech Republic)
100%
100%
100%
AXA pojišťovna a.s., pobočka poisťovne z iného členského štátu
AXA Česká republika s.r.o. organizačná zložka Slovensko
AXA investiční společnost a.s., organizačná zložka Slovensko
AXA životní pojišťovna a.s., pobočka poisťovne z iného členského štátu
AXA Services, s.r.o.
AXA d.s.s., a.s.
AXA d.d.s., a.s.

Ukraine

On December 2016



AXA
LTD
« UkrSibFinance »
Public joint stock
company
« UkrSibbank »
17.84%
31.98%
50.17%
Société Beaujon
(France)
99.98%
AXA Insurance (a)
AXA Insurance Life (b)

(a) 0.0004% is held by Société Beaujon (France).
(b) 0.01% is held by Oudinot Participations (France) and 0.01% by Holding Vendôme 3 (France).

ASIA PACIFIC (excluding Japan)

China - Hong Kong

On April 2017


AXA
100%
51%
AXA Versicherungen AG
(Switzerland)
AXA ASIA
(France)
AXA China
(France)
China Minmetals Corporation
ICBC
100%
100%
12.5%
60%
100%
100%
27.5%
49%
Win Property (Shanghai Links) Limited (a)
(Hong Kong)
AXA China Region Limited
(Bermuda)
ICBC-AXA Assurance Company Limited
(China)
AXA Life Insurance Company Limited
(Hong Kong)
AXA General Insurance Hong Kong Ltd
(Hong Kong)
100%
100%
100%
100%
AXA Wealth Management (HK) Limited
(Hong Kong)
Integrity Partnership Limited
(Cayman Island)
AXA Financial Services Holdings Limited
(Bermuda)
AXA China Region Insurance Company (Bermuda) Limited
(Bermuda)
100%
100%
20%
Swiss Privilege Limited
(Hong Kong)
Integrity Financial Advice Network Company Limited
(Hong Kong)
100%
100%
20%
100%
100%
100%
100%
AXA (Hong Kong) Company Limited
(Hong Kong)
Network Financial Services Limited
(Hong Kong)
AXA China Region Investment Services Limited
(Hong Kong)
AXA Financial Planning (Hong Kong) Limited
(Hong Kong)
AXA China Region Insurance Company Limited
(Hong Kong)
AXA Partners Limited
(Hong Kong)
100%
20%
Datrix Limited
(Hong Kong)
20%
AXA Financial Services Trustees Limited
(Hong Kong)
20%
(a) In liquidation.

India
On January 2017


AXA
100%
AXA ASIA
(France)
100%
National Mutual International Pty. Limited
(Australia)
67.06%
23.94%
AXA India Holdings
(Mauritius)
49%
Bharti Life Pvt. Ltd. (b)
(India)
51%
Bharti AXA Life Insurance Company Limited
(India)
Société Beaujon
(France)
99.99%
49%
AXA Business Services Private Limited (a)
(India)
Bharti AXA General Insurance Company Limited
(India)
37.78%
13.22%
GIBA Holdings Private Limited
(India)
Bharti Insurance Holdings Pvt Ltd
(India)

(a) 0.01% held by GRE Nominee shareholdings Ltd.
(b) Formerly known as First American Securities Private Limited.

Indonesia

On January 2017



AXA
100%
AXA ASIA
(France)
100%
PT Bank Mandiri Tbk.
National Mutual International
Pty. Limited
(Australia)
PT Arya Mitra
40%
80%
2.88%
97.12%
60%
51%
49%
99%
100%
100%
PT. AXA Life
Indonesia
PT. Asuransi AXA
Indonesia
PT. Mandiri AXA
General Insurance
PT. AXA Mandiri
Financial Services
PT. AXA Services
Indonesia (a)
Wealth Management
Mauritius Holdings Limited
(Mauritius)
AXA Financial Services
(Singapore) Pte. Ltd.
(Singapore)
99.99%
1.28%
20%
PT. Kotak Biru
Konsultama
PT. Indonesia
Emas Perkasa
98.71%
12.96%
87.04%
PT. Kotak Biru
Investama
6.91%
Dana Pensiun
Lembaga Keuangan
AXA
100%
PT. AXA Financial
Indonesia
93.09%
90%
PT. AXA Asset
Management
Indonesia
10%

(a) 1% held by AXA ASIA.

Malaysia - The Philippines
On March 2017



AXA
100%
AXA ASIA
(France)
100%
National Mutual International Pty. Limited
(Australia)
46.88%
49%
45%
First Metro Investment Corporation
(Philippines)
28.18%
GT Capital Holdings, Inc.
(Philippines)
25.33%
AXA Affin General Insurance Berhad (a)
(Malaysia)
AXA Affin Life Insurance Berhad
(Malaysia)
Philippine AXA Life Insurance Corporation (b)
(Philippines)
37.07%
51%
100%
Affin Holdings Berhad
(Malaysia)
Charter Ping An Insurance Corporation
(Philippines)

(a) Felda holds 16% and minorities hold 0.05% of the paid-up capital.
(b) 1.49% held by other shareholders.

Singapore
on January 2017


AXA
100%
AXA ASIA
(France)
100%
100%
AXA Financial Services (Singapore) Pte Ltd
(Singapore)
AXA Insurance Singapore Pte Ltd
(Singapore)
100%
100%
100%
AXA Asia Regional Centre Pte Ltd
(Singapore)
AXA Insurance Pte Ltd
(Singapore)
AXA DIL@Asia Pte Ltd
(Singapore)

South Korea
On December 2016


AXA
99.70%
AXA General Insurance Co., Ltd

Thailand
on January 2017



AXA
100%
AXA ASIA
(France)
100%
National Mutual International Pty. Limited
(Australia)
49%
Tri Napalai Company Limited (b)
49%
44.99%
99.3%
51%
AXA Insurance Public Co. Ltd (a)
Krungthai-AXA Life Insurance Public Company Limited (c)
4.99%
Tri Rattana Chart Co., Ltd.
50%
Krungthai Bank Public Company Limited
(Thailand)

(a) 0.7% are held by other shareholders.
(b) 51% are held by other shareholders.
(c) 0.02% held by 4 minority shareholders.